MANNING & NAPIER FUND, INC.

Supplement dated October 1, 2012 to the combined Prospectus (the “Prospectus”) dated May 1, 2012 as supplemented May 23, 2012 and August 1, 2012 for the following Series:

Small Cap Series – Class A	Core Bond Series
Commodity Series	Core Plus Bond Series
Technology Series	Emerging Markets Series
International Series – Class S and I	Inflation Focus Equity Series
Life Sciences Series	Diversified Tax Exempt Series
World Opportunities Series – Class A	New York Tax Exempt Series
Global Fixed Income Series – Class I	Ohio Tax Exempt Series
Financial Services Series

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

In anticipation of the activation of the Global Fixed Income Series on or about October 1, 2012, the following changes are hereby made to the Prospectus:

1.	All references in the Prospectus to the Global Fixed Income Series are hereby changed to refer to the Class I Shares of the Global Fixed Income Series. Previously, the shares of the Global Fixed Income Series had no class designation.

2.	The Summary Section is hereby deleted and replaced by the following:

Global Fixed Income Series

Summary Section

Investment Goal

The Series’ investment objective is to provide long-term total return by investing principally in fixed income securities of issuers located anywhere in the world.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Series.

CLASS I
Shareholder Fees (paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.20%[1]
Total Annual Fund Operating Expenses	1.20%

1 Other expenses are based on estimated expenses for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. The Series was not active at any time during the 2011 fiscal year; therefore, the “Total Annual Fund Operating Expenses” presented are estimates based upon projections made by the Advisor. In addition, the Series has not calculated these expenses beyond the three year period shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AFTER 1 YEAR	AFTER 3 YEARS
$122	$381

Portfolio Turnover

The Series was not active during the year ended December 31, 2011. The Series will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, will affect the performance of the Series.

Principal Investment Strategies

The Series will invest, under normal circumstances, at least 80% of its net assets in fixed income securities. These securities may be issued by issuers located anywhere in the world, including emerging markets. The Series’ portfolio will consist primarily of government debt securities and of investment grade corporate debt securities, bank debt, securitized/collateralized instruments, and money market securities. The Series may also invest a substantial portion of its assets in high-yield, high-risk bonds, commonly called junk bonds.

Maturity and Portfolio Duration — The Series is not subject to any maturity or duration restrictions but will vary its average dollar-weighted portfolio maturity and duration depending on the Advisor’s outlook for yields and currency fluctuations. For example, the Advisor may invest in longer-term bonds when it expects yields to fall in a given country in an attempt to realize gains for the Series. Likewise, the Advisor may invest in shorter-term bonds when it expects yields to rise or the currency to appreciate in a given country.

Credit Quality — The Series invests primarily in investment grade securities but may invest up to 20% of its assets in lower quality bonds, commonly known as “junk bonds,” those rated below BBB-by S&P or Baa3 by Moody’s, or determined to be of equivalent quality by the Advisor.

Bond Selection Process — The Advisor attempts to identify bond market sectors and individual securities that offer yields sufficient for the risks specific to the sector or security. In analyzing the relative attractiveness of countries, sectors, and individual securities, the Advisor considers:

•	Relative economic conditions of each country.

•	Interest rate sensitivity of particular countries, sectors, and securities.

•	Differences in yields offered by bonds of different sectors, credit quality, or maturities.

•	The impact of currency changes on the sectors.

Principal Risks of Investing in the Series

As with any bond fund, the value of your investment will fluctuate in response to interest rate movements. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

•

Interest rates rise, credit spreads widen, and/or prepayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.

•

The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for lower quality bonds, which include bonds rated lower than BBB by S&P or Baa by Moody’s.

•	Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.

•	The Advisor’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, or hedging strategy prove to be incorrect.

The Series is subject to additional risks due to the large portion of the portfolio invested in foreign bonds. These risks include:

•	The prices of foreign bonds may, at times, move in a different direction than the prices of bonds issued in the United States.

•

Because much of the Series’ investments may be denominated in the currencies of the countries in which the issuers are located, the value of the Series may be affected by changes in exchange rates between those currencies and the U.S. dollar.

•	The Advisor’s attempt to manage the currency risk described above may not accurately predict movements in currency exchange rates, which could cause the Series to sustain losses.

•	Investments in emerging market countries may be more volatile than investments in more developed markets.

Because the Series may invest up to 20% of its assets in lower quality bonds, it is subject to the following additional risks:

•	High yield bonds may underperform other sectors of the bond market, or the market as a whole.

•	The performance of high yield bonds tends to be more volatile than that of other sectors of the bond market.

•	Given the total size of the high yield bond market, these bonds can be less liquid than investment grade securities.

•	The Series’ investments in high yield bonds will subject it to a substantial degree of credit risk.

Since high yield bonds are lower-rated corporate or government bonds, they pay higher income than investment grade bonds to compensate for the higher risk assumed by their investors. These bonds are typically issued by companies that are restructuring, carry higher debt burdens, or are smaller and/or less established than investment grade companies. In addition, foreign countries characterized by political or economic instability may issue bonds that carry below investment grade credit ratings. Because of the types of issuers of these bonds, they carry more risk of default than higher rated bonds.

The Series’ investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:

•

Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

•

Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.

Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.

The Series is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Series may be susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.

Summary of Past Performance

The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Series for each full calendar year during which it has been active during the past ten calendar years. The Series was previously active from October 31, 1997 to February 28, 2003. The Series was redeemed in full on February 28, 2003, and was not active between that date and December 31, 2011. The total return table shows how the average annual total return for the period of its previous activation compares to those of a broad-based securities index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future.

CALENDAR YEARS ENDED DECEMBER 31

* The Global Fixed Income Series was redeemed in full on February 28, 2003 and was either inactive or not active for the full calendar year; therefore, no performance information has been provided. Because the Global Fixed Income Series has had several periods of activation and deactivation, its performance is not comparable to the performance of other mutual funds.

Quarterly Returns

Highest (quarter ended 12/31/02): 4.46%

Lowest (quarter ended 03/31/02): 0.68%

AVERAGE ANNUAL TOTAL RETURNS FOR PREVIOUS ACTIVATION 10/31/97 TO 2/28/03
Return Before Taxes	3.90%
Return After Taxes on Distributions	1.74%
Return After Taxes on Distributions and Sale of Series Shares	2.03%
Index: (reflect no deduction for fees, expenses, or taxes)
Merrill Lynch Global Broad Market Index	6.18%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

The investment advisor of the Series is Manning & Napier Advisors, LLC.

Portfolio Managers

A management team made up of investment professionals and analysts employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ management team. No specific member of the Series’ management team is required to approve security purchases and sales.

Christian A. Andreach, CFA®

Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2002.

Jack Bauer

Senior Fixed Income Analyst/Managing Director of Fixed Income, has managed the Series since 1997.

Marc Bushallow, CFA®

Senior High Yield Analyst, has managed the Series since 2008.

Ebrahim Busheri, CFA®

Senior Analyst/Managing Director of Emerging Growth Group, has managed the Series since 2012.

Jeffrey S. Coons, Ph.D., CFA®

President and Co-Director of Research, has managed the Series since 1997.

Jeffrey W. Donlon, CFA®

Senior Analyst/Managing Director of Technology Group, has managed the Series since 2004.

Brian P. Gambill, CFA®

Senior Analyst/Managing Director of Capital Goods & Materials Group, has managed the Series since 2002.

R. Keith Harwood

Senior Corporate Analyst, has managed the Series since 1998.

Jeffrey A. Herrmann, CFA®

Co-Head of Global Equities, Co-Director of Research/Managing Director of Themes and Overviews Group, has managed the Series since 1997.

Brian W. Lester, CFA®

Senior Analyst/Managing Director of Life Sciences Group, has managed the Series since 2009.

James Nawrocki

Senior Fixed Income Analyst, has managed the Series since 2004.

Michael J. Magiera, CFA®

Senior Analyst/Managing Director of Real Estate Group, has managed the Series since 1997.

Christopher F. Petrosino, CFA®

Senior Analyst/Managing Director of Quantitative Strategies Group, has managed the Series since 2012.

Marc Tommasi

Head of Global Investment Strategy, Senior Analyst/Managing Director of Global Strategies Group, has managed the Series since 1997.

Virge J. Trotter, III, CFA®

Senior Analyst/Managing Director of Services Group, has managed the Series since 2009.

Purchase and Sale of Series Shares

You may purchase or redeem Class I shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Series is $1,000,000. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.

Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.

Tax Information

The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

3.	In the “More Information About the Series’ Principal Investments” sub-section of the “More Information About the Series’ Investment Strategies and Risks” section of the Prospectus, the Global Fixed Income Series is hereby added to the “Mortgage-backed securities” and “Asset-backed securities” paragraphs.

4.	In the table identifying the principal risks of each Series in the “More Information About the Series’ Principal Risks” sub-section of the “More Information About the Series’ Investment Strategies and Risks” section of the Prospectus, the “Risks related to mortgage-backed securities” and the “Risks of asset-backed securities” are hereby added to the applicable risks of the Global Fixed Income Series.

5.	The first two paragraphs of the “Investment Strategy and Goal” sub-section of the “More Information About the Series’ Investment Strategies and Risks” section of the Prospectus are hereby deleted and replaced by the following:

Each Series’ investment goal (described in each “Investment Goal” section), except for those of the Small Cap Series, World Opportunities Series, Financial Services Series, Core Bond Series, Core Plus Bond Series, Emerging Markets Series, Inflation Focus Equity Series, and Global Fixed Income Series, is a fundamental policy and may not be changed without obtaining the approval of the respective Series’ shareholders.

The investment goals of the Small Cap Series, World Opportunities Series, Financial Services Series, Core Bond Series, Core Plus Bond Series, Emerging Markets Series, Inflation Focus Equity Series, and Global Fixed Income Series are not fundamental policies, and the Series’ Board of Directors may change these goals without obtaining the approval of the shareholders of these Series. If there is a change in a non-fundamental investment goal of a Series, shareholders will be notified thirty (30) days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving their goals.

6.	The “Portfolio Managers” sub-section of the “Management” section of the prospectus is hereby updated to reflect that Marc Bushallow has served as a member of the Global Fixed Income Series Research Team since 2008 and R. Keith Harwood has served as a member of the Global Fixed Income Series Research Team since 1998.

7.	The following sentence is hereby added to the end of the first paragraph in the “Management Fees” sub-section of the “Management” section of the Prospectus:

In addition, the Advisor has voluntarily agreed to waive its management fee and reimburse fund expenses to the extent necessary to limit the total direct annual fund operating expenses of the Global Fixed Income Series Class I shares to 0.70%.

8.	References to the Class I shares of the Fund’s Series in the sub-sections titled “Information about Class S and I Shares” in the “Management” section of the Prospectus and in the sections titled “How to Buy, Exchange, and Redeem Shares”, and “Investment and Account Information” are hereby updated to include references to the Class I shares of the Global Fixed Income Series.

9.	The first sentence in the “Dividends and Distributions” sub-section of the “Dividends, Distributions, and Taxes” section of the Prospectus is hereby deleted and replaced by the following:

With the exception of the Tax Exempt Series, Core Bond Series, Core Plus Bond Series, and Global Fixed Income Series (together, the “Bond Series”), the Series generally pay dividends once a year, in December.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp MNGIX 10/01/2012

MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated October 1, 2012 to the Statement of Additional Information (“SAI”) of

the Fund dated August 1, 2012

This supplement applies to the SAI of each of the following series of the Fund: Small Cap Series (Class A, B, Z, D, and E Shares), Commodity Series, Technology Series, International Series (Class S and I shares), Life Sciences Series, World Opportunities Series (Class A, B, Z, D, and E Shares), High Yield Bond Series (Class S and I shares), Global Fixed Income Series Class I Shares, Financial Services Series, Core Bond Series, Core Plus Bond Series, Real Estate Series (Class S and I Shares), Emerging Markets Series, Inflation Focus Equity Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series.

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Global Fixed Income Series - Updated Investment Policies

Pursuant to approval by the Fund’s Board of Directors on August 22, 2012 and a Consent of the Sole Shareholder of the Global Fixed Income Series dated September 27, 2012, the following changes are hereby made to the SAI.

The fundamental policies of the Global Fixed Income Series set forth in the “Investment Restrictions” section of the SAI are hereby deleted and replaced with the following:

1.	The Series may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

2.	The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions.

3.	The Series may not make loans, except that it may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

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4.	The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

5.	Except as provided in the next sentence, the Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, the Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

6.	The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The following policies of the Global Fixed Income Series are hereby added to the “Investment Restrictions” section of the SAI as non-fundamental policies of the Series. These non-fundamental policies may be changed by the Board of Directors without shareholder approval.

1.	The Series may not purchase illiquid securities, i.e., securities that cannot be disposed at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2.	The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3.	The Global Fixed Income Series will, under normal circumstances, have at least 65% of the value of its total assets invested in fixed income securities of issuers located in three or more countries.

In the fourth paragraph of the “Foreign securities” subsection in the “Other Investments” section of the SAI, the following sentence is hereby deleted:

The Global Fixed Income Series will, under normal circumstances, have at least 65% of the value of its total assets invested in fixed income securities of issuers located in three or more countries.

The first sentence in the “Derivative Transactions” section of the SAI is hereby deleted and replaced with the following:

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With the exception of the Commodity Series and High Yield Bond Series, all of a Series’ policies regarding options discussed below are non-fundamental.

Global Fixed Income Series Portfolio Managers Changes

In the first table in the section titled “Portfolio Managers”, the Fund Management Role for Marc Bushallow is hereby deleted and replaced by the following:

Member of Core Plus Bond, Global Fixed Income, and High Yield Bond Series Research Teams

In the first table in the section titled “Portfolio Managers”, the Fund Management Role for R. Keith Harwood is hereby deleted and replaced by the following:

Member of Core Bond, Core Plus Bond, Global Fixed Income and High Yield Bond Series Research Teams

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI Supp 1231_ 10/2012

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